Exhibit 99.1
For immediate release
Contact:
         Ryan VanWinkle, Investor Relations, 816-792-7998
         Scott Brockelmeyer, Media Relations, 816-792-7837

                            Ferrellgas Partners, L.P.
                          Reports Third Quarter Results

     Liberty, MO (May 27, 2004)--Ferrellgas Partners, L.P. (NYSE:FGP), one of the nation's largest retail marketers of propane, today reported earnings for the third quarter of fiscal year 2004. The third quarter covers the three-month period ended April 30, 2004.

     During the quarter, the partnership announced the acquisition of substantially all of the assets of Blue Rhino. Blue Rhino is the nation's leading provider of branded propane tank exchange service as well as leading supplier of complimentary propane and non-propane products. Its tank exchange service is offered at more than 30,000 retail locations in 49 states, Puerto Rico and the U.S. Virgin Islands through leading home improvement centers, mass merchants, hardware, grocery and convenience stores. The partnership completed the transaction on April 21, 2004, near the beginning of the propane grilling and tank exchange season.

     Retail propane sales for the third quarter were 249 million gallons, compared to near-record retail propane sales of 251 million gallons in the previous fiscal year's quarter, as retail gallon growth from acquisitions was offset by the impact from warmer than normal winter heating season temperatures and customer conservation that resulted from historically high wholesale propane costs. For the third quarter, national temperatures were 7 percent warmer than normal and 9 percent warmer than the prior fiscal year's quarter, according to the National Oceanic and Atmospheric Administration.

     Gross profit for the quarter was $155.8 million, compared to record gross profit results of $161.4 million reported in the third quarter of fiscal 2003. This quarter's gross profit results reflect a smaller contribution from risk management activities and a slight reduction in the record-setting margins achieved during the same quarter last fiscal year when wholesale propane costs declined during the quarter.

                                     -more-

Ferrellgas
Page 2 of 2


     Operating and general and administrative expenses for the quarter were $80.9 million and $7.9 million, respectively, compared to $79.1 million and $7.2 million in the prior year's quarter. Reductions in operating expense this quarter were offset by increases related to acquisitions made during the fiscal year. Equipment lease expense for the third quarter was $5.0 million, essentially unchanged compared to the prior fiscal year's quarter.

     Adjusted EBITDA and net earnings for the third quarter were $62.0 million and $27.9 million, respectively, compared to a record-setting $70.1 million and $39.4 million achieved during the prior fiscal year's quarter.

     "We have been able to effectively manage our business through a challenging environment this fiscal year, remaining focused on the long-term growth of the company and the security in distributions to our common unitholders, yet aware of the impact that high energy costs have on our customer base," said James E. Ferrell, Chairman and Chief Executive Officer. "As we move into the summer months, we are excited about the positive cash flow contribution we anticipate coming from the recently acquired Blue Rhino tank exchange operations, as these operations have historically produced more than half of their annual cash flow during our fiscal fourth quarter."

     For the nine-months ended April 30, 2004, retail propane sales volumes and gross profit were 744 million gallons and $446.9 million, respectively, and operating and general and administrative expenses were $233.1 million and $23.8 million, respectively. Equipment lease expense for the nine-month period was $14.3 million. Adjusted EBITDA and net earnings for the nine-month period were $175.7 million and $76.3 million, respectively.

     Ferrellgas Partners, L.P., through its operating partnership, Ferrellgas, L.P., currently serves more than one million customers in 49 states. Ferrellgas employees indirectly own approximately 18 million common units of the partnership through an employee stock ownership plan.

     Statements in this release concerning expectations for the future are forward-looking statements. A variety of known and unknown risks, uncertainties and other factors could cause results, performance and expectations to differ materially from anticipated results, performance and expectations. These risks, uncertainties and other factors are discussed in the partnership's Form 10-K for the fiscal year ended July 31, 2003 and other documents filed from time to time by the partnership with the Securities and Exchange Commission.

                   FERRELLGAS PARTNERS, L.P. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                        (in thousands, except unit data)
                                (unaudited)




ASSETS                                                                             April 30, 2004         July 31, 2003
-----------------------------------------------------------------------------    ------------------     -----------------

Current Assets:
  Cash and cash equivalents                                                         $   21,027             $   11,154
  Accounts and notes receivable, net                                                   147,211                 56,742
  Inventories                                                                           78,871                 69,077
  Prepaid expenses and other current assets                                             12,942                  8,306
                                                                                 -------------------    -------------------
    Total Current Assets                                                               260,051                145,279

Property, plant and equipment, net                                                     784,800                684,917
Goodwill                                                                               212,341                124,190
Intangible assets, net                                                                 317,210                 98,157
Other assets                                                                            14,608                  8,853
                                                                                 -------------------    -------------------
    Total Assets                                                                    $1,589,010             $1,061,396
                                                                                 ===================    ===================


LIABILITIES AND PARTNERS' CAPITAL
-----------------------------------------------------------------------------

Current Liabilities:
  Accounts payable                                                                  $   94,314             $   59,454
  Other current liabilities                                                             82,572                 89,687
                                                                                 -------------------    -------------------
    Total Current Liabilities                                                          176,886                149,141

Long-term debt (a)                                                                   1,113,762                888,226
Other liabilities                                                                       21,216                 18,747
Contingencies and commitments                                                              -                      -
Minority interest                                                                        5,051                  2,363

Partners' Capital:
 Senior unitholder (1,994,146 units outstanding at both April 2004
  and July 2003 - liquidation preference  $79,766 at both                               79,766                 79,766
   April 2004 and July 2003)
 Common unitholders (48,771,875 and 37,673,455 units outstanding                       250,767                (15,602)
   at April 2004 and July 2003, respectively)
 General partner unitholder (512,788 and 400,683 units outstanding
   at April 2004 and July 2003, respectively)                                          (56,647)               (59,277)
 Accumulated other comprehensive loss                                                   (1,791)                (1,968)
                                                                                 -------------------    -------------------
    Total Partners' Capital                                                            272,095                  2,919
                                                                                 -------------------    -------------------
    Total Liabilities and Partners' Capital                                        $ 1,589,010            $ 1,061,396
                                                                                 ===================    ===================

(a) The principal difference between the Ferrellgas Partners, L.P. balance sheet and that of Ferrellgas, L.P., is $218 million of 8 3/4% notes, which are liabilities of Ferrellgas Partners, L.P. and not of Ferrellgas, L.P.

                   FERRELLGAS PARTNERS, L.P. AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF EARNINGS
           FOR THE THREE AND NINE MONTHS ENDED APRIL 30, 2004 AND 2003
                      (in thousands, except per unit data)
                                   (Unaudited)

                                               Three months ended April 30     Nine months ended April 30
                                               ---------------------------     --------------------------
                                                   2004          2003              2004          2003
                                               ------------  -------------     ------------  ------------
Revenues:

  Propane and other gas liquids sales           $ 368,264     $ 351,338         $1,057,751   $  985,539
  Other                                            21,883        18,027             69,591       64,606
                                               ------------  -------------     ------------  ------------
    Total revenues                                390,147       369,365          1,127,342    1,050,145

Cost of product sold                              234,331       207,934            680,479      586,324
                                               ------------  -------------     ------------  ------------
Gross profit                                      155,816       161,431            446,863      463,821

Operating expense                                  80,858        79,121            233,141      227,226
Depreciation and amortization expense              13,270        10,563             37,130       30,719
General and administrative expense                  7,888         7,202             23,761       21,863
Equipment lease expense                             5,029         4,990             14,272       16,510
Employee stock ownership plan compensation charge   2,042         1,619              5,990        4,653
Loss on disposal of assets and other                  925         1,985              4,477        3,781
                                               ------------  -------------     ------------  ------------
Operating income                                   45,804        55,951            128,092      159,069

Interest expense                                  (17,998)      (16,548)           (52,083)     (47,328)
Interest income                                       459           424              1,260          850
Early extinguishment of debt expense (a)              -             -                  -         (7,052)
                                               ------------  -------------     ------------  ------------
Earnings before income taxes,
  minority interest and cumulative
  effect of change in accounting principle         28,265        39,827             77,269      105,539

Income taxes                                           17           -                   17          -
Minority interest (b)                                 336           454                931        1,276
                                               ------------  -------------     ------------  ------------
Earnings before cumulative effect of
   change in accounting principle                  27,912        39,373             76,321      104,263

Cumulative effect of change in
   accounting principle, net of
   minority interest of $28 (c)                       -             -                  -         (2,754)
                                               ------------  -------------     ------------  ------------
Net earnings                                       27,912        39,373             76,321      101,509

Distribution to senior unitholder                   1,994         2,775              5,982        8,300
Net earnings available to general partner             259           366                703          932
                                               ------------  -------------     ------------  ------------
Net earnings available to common unitholders    $  25,659     $  36,232         $   69,636   $   92,277
                                               ============  =============     ============  ============
Basic earnings per common unit:
Earnings before cumulative effect of change
  in accounting principle (d)                   $    0.63     $    1.00         $     1.78   $     2.62
Net earnings available to common unitholders    $    0.63     $    1.00         $     1.78   $     2.55

Weighted average common units outstanding        40,664.1      36,197.3           39,128.4     36,142.5


             Supplemental Data and Reconciliation of Non-GAAP Item:


                                               Three months ended April 30     Nine months ended April 30
                                               ---------------------------     --------------------------
                                                  2004             2003           2004            2003
                                               ----------       ----------     ----------      ----------
Retail gallons                                  249,424          250,620         743,763         783,034
                                               ==========       ==========     ==========      ==========
Net earnings                                    $27,912          $39,373        $ 76,321        $101,509
  Income taxes                                       17              -                17             -
  Interest expense                               17,998           16,548          52,083          47,328
  Depreciation and amortization expense          13,270           10,563          37,130          30,719
  Interest income                                  (459)            (424)         (1,260)           (850)
                                               ----------       ----------     ----------      ----------
EBITDA                                          $58,738          $66,060        $164,291        $178,706
  Employee stock ownership plan
    compensation charge                           2,042            1,619           5,990           4,653
  Loss on disposal of assets and other              925            1,985           4,477           3,781
  Minority interest (b)                             336              454             931           1,276
  Early extinguishment of debt expense (a)          -                -               -             7,052
  Cumulative effect of change in accounting
    principle (c)                                   -                -               -             2,754
                                               ----------       ----------     ----------      ----------
Adjusted EBITDA (e)                             $62,041          $70,118        $175,689        $198,222
                                               ==========       ==========     ==========      ==========

(a) Expenses related to the refinancing of the $160 million Ferrellgas Partners, L.P. senior secured debt in September 2002.

(b) Amounts  allocated  to the general  partner for its 1.0101%  interest in the operating partnership,
Ferrellgas, L.P.

(c) Amount  related to  recognition  of  liabilities  for future  retirements of underground storage facilities, as required by SFAS No. 143.

(d) Amount  calculated as 99% of the earnings (loss) before cumulative effect of change in accounting principle  less  distribution  to senior  unitholder;  the result then divided by the weighted average common units outstanding.

(e)  Management  considers  Adjusted  EBITDA  to be a chief  measurement  of the partnership's overall economic  performance  and return on  invested  capital.  Adjusted  EBITDA is  calculated  as earnings before  interest,  income  taxes, depreciation  and  amortization,  employee  stock  ownership plan compensation charge,  loss  on  disposal  of  assets  and  other,  minority  interest, early extinguishment  of debt  expense,  cumulative  effect of  change  in  accounting principle and other non-cash and non-operating charges.  Management believes the presentation of this measure is relevant and useful because it allows  investors to  view  the  partnership's  performance  in a  manner similar
to the  method management  uses,   adjusted  for  items  management  believes  are  unusual  or non-recurring,  and makes it easier to compare its results with other  companies that have different financing and capital structures.  In addition,  management believes this measure is consistent with the manner in which the  partnership's lenders and investors measure its overall  performance and liquidity, including its ability to pay quarterly  equity  distributions,  service its long-term debt and other fixed obligations  and to fund its capital  expenditures  and working capital  requirements.  This method of calculating  Adjusted  EBITDA may not be consistent with that of other companies and should be viewed in conjunction with measurements that are computed in accordance with GAAP.